Exhibit 99.1
UNAUDITED as of 3/16/2006

Opteum Inc. - Asset Information
This Table Reflects All Transactions. Prices Used Are Internally Generated.

Valuation

Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Adjustable Rate Mortgage Backed Securities (1)	$2,005,359,150	56.60%	53.93%
Hybrid Adjustable Rate Mortgage Backed Securities	770,019,801	21.73%	20.71%
Fixed Rate Mortgage Backed Securities	558,263,258	15.76%	15.01%
Fixed Rate Agency Debt	95,472,087	2.69%	2.57%
Fixed Rate CMO	67,552,416	1.91%	1.82%
Balloon Maturity Mortgage Backed Securities	46,548,385	1.31%	1.25%
Total: Mortgage Assets (2)	$3,543,215,097	100.00%

Total Cash and Net Short-Term Receivables	$109,977,860		2.96%
Cash out on Margin (Encumbered Cash)	0		0.00%
Long-Term Receivables From Opteum Financial Services	65,000,000		1.75%
Total: All Assets	$3,718,192,957		100.00%

Note: The Value of Securities in the Box is $9,117,656

(1)	Adjustable Rate MBS are those that reset coupons within one year’s time.
(2)	This includes forward settling purchases. There are no forward settling sales as of 3/16/2006
*	The information contained herein EXCLUDES all Opteum Financial Services LLC’s assets.

Characteristics
Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Adjustable Rate Mortgage Backed Securities (3)	4.70%	10.44%	1.79%	4.38	1-Apr-44	331
Hybrid Adjustable Rate Mortgage Backed Securities	4.33%	9.89%	1.75%	17.90	1-Nov-35	336
Fixed Rate Mortgage Backed Securities	6.92%	n/a	n/a	n/a	1-Mar-36	277
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	47
Fixed Rate CMO	5.59%	n/a	n/a	n/a	25-Jul-34	330
Balloon Maturity Mortgage Backed Securities	4.05%	n/a	n/a	n/a	1-Feb-11	46
Total: Mortgage Assets	4.96%	10.29%	1.78%	8.13	1-Apr-44	312

(3) 31.8% ($637.3 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps. These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets	Pool Status	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,290,803,400	64.65%	Whole Pool	$2,180,628,174	61.54%
Freddie Mac	676,670,093	19.10%	Non Whole Pool	1,362,586,923	38.46%
Ginnie Mae	575,741,604	16.25%	Total Portfolio	$3,543,215,097	100.00%
Total Portfolio	$3,543,215,097	100.00%

Prepayment Speeds
Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Adjustable Rate Mortgage Backed Securities	27.83%	30.74%
Hybrid Adjustable Rate Mortgage Backed Securities	20.60%	22.40%
Fixed Rate Mortgage Backed Securities	18.35%	24.06%
Fixed Rate Agency Debt	10.60%	12.67%
Fixed Rate CMO	24.15%	22.32%
Balloon Maturity Mortgage Backed Securities	13.16%	13.60%
Total: Mortgage Assets	24.16%	27.34%

On March 7, 2006 Prepayment Speeds were released for paydowns occurring in February 2006 (December - February for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration
Weighted Average Purchase Price	$102.49
Weighted Average Current Price	$100.75
Modeled Effective Duration	1.225

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Adjustable Rate Mortgages
One Month LIBOR	$38,453,456	1.92%	1.09%
Moving Treasury Average	55,514,417	2.77%	1.57%
Cost Of Funds Index	396,483,837	19.77%	11.19%
Six Month LIBOR	202,300,594	10.09%	5.71%
Six Month CD Rate	2,868,758	0.14%	0.08%
One Year LIBOR	391,722,932	19.53%	11.06%
Conventional One Year CMT	560,051,813	27.93%	15.80%
FHA and VA One Year CMT	351,298,486	17.52%	9.91%
Other	6,664,857	0.33%	0.19%
Total ARMs	$2,005,359,150	100.00%	56.60%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$335,490,817	43.57%	9.47%
19 - 24 Months to First Reset	110,057,688	14.29%	3.11%
25 - 36 Months to First Reset	49,820,049	6.47%	1.40%
37 - 48 Months to First Reset	0	0.00%	0.00%
Total	$495,368,554	64.33%	13.98%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$69,912,049	9.08%	1.97%
19 - 24 Months to First Reset	2,745,668	0.36%	0.08%
25 - 36 Months to First Reset	14,769,374	1.92%	0.42%
37 - 47 Months to First Reset	3,788,719	0.49%	0.10%
Total	$91,215,810	11.85%	2.57%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$162,518,266	21.10%	4.59%
25 - 36 Months to First Reset	20,917,171	2.72%	0.59%
Total	$183,435,437	23.82%	5.18%

Total Hybrid ARMs	$770,019,801	100.00%	21.73%

Balloons
< = 4.0 Years to Balloon Date	$35,687,344	76.67%	1.01%
4.01 - 5.0 Years to Balloon Date	10,861,041	23.33%	0.30%
5.01 - 5.5 Years to Balloon Date	0	0.00%	0.00%
Total Balloons	$46,548,385	100.00%	1.31%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Fixed Rate Agency Debt
4.5yr Stated Final Maturity	$95,472,087	100.00%	2.69%
Total Fixed Rate Agency Debt	$95,472,087	100.00%	2.69%

Fixed Rate CMOs
Fixed Rate CMOs	$67,552,416	100.00%	1.91%
Total Fixed Rate CMOs	$67,552,416	100.00%	1.91%

Fixed Rate Assets
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,945,518	0.35%	0.05%
15yr $85,000 Maximum Loan Size	69,813,540	12.51%	1.98%
15yr $110,000 Maximum Loan Size	4,658,574	0.83%	0.13%
15yr 100% Investor Property	606,449	0.11%	0.02%
15yr 100% FNMA Expanded Approval Level 3	942,758	0.17%	0.03%
15yr 100% Alt-A	38,038,397	6.81%	1.07%
15yr Geography Specific (NY, FL, VT, TX)	1,804,254	0.32%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	25,040,258	4.49%	0.71%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	1,083,227	0.19%	0.03%
20yr 100% Alt-A	767,820	0.14%	0.02%
30yr $85,000 Maximum Loan Size	180,733,520	32.37%	5.10%
30yr $110,000 Maximum Loan Size	37,989,181	6.80%	1.07%
30yr 100% Investor Property	6,263,730	1.12%	0.18%
30yr 100% FNMA Expanded Approval Level 3	46,754,835	8.38%	1.32%
30yr 100% Alt-A	34,137,125	6.11%	0.96%
30yr Geography Specific (NY, FL, VT, TX)	4,199,203	0.75%	0.12%
30yr 100% GNMA Builder Buydown Program	5,289,225	0.95%	0.15%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	98,195,644	17.59%	2.77%
Total Fixed Rate Collateral	$558,263,258	100.00%	15.76%

Total (All Mortgage Assets)	$3,543,215,097		100.00%
Cash or Cash Receivables	109,977,860
Long-Term Receivables From OFS	65,000,000
Total Assets and Cash	$3,718,192,957

Total Forward Settling Purchases	$52,591,625

UNAUDITED Funding Information as of 3/16/2006

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity
Deutsche Bank (1)	$943,443,000	79	11-Oct-06
Nomura	572,187,000	80	18-Sep-06
WAMU	410,994,000	24	13-Apr-06
Cantor Fitzgerald	240,133,000	35	25-May-06
UBS Securities	236,640,000	69	19-Oct-06
Bear Stearns	236,335,000	70	7-Jul-06
Morgan Stanley	165,555,267	56	30-May-06
JP Morgan Secs	149,602,559	93	18-Jul-06
Goldman Sachs	134,233,000	27	1-May-06
Merrill Lynch	128,119,000	21	19-Apr-06
BNP Paribas	67,430,000	23	13-Apr-06
Lehman Bros	62,643,000	12	28-Mar-06
Countrywide Secs	29,978,000	24	23-May-06
Daiwa Secs	19,732,000	113	7-Jul-06
RBS Greenwich Capital	1,503,000	18	3-Apr-06
Total	$3,398,527,826	61	19-Oct-06

Total Forward Settling Purchases Without Committed Repo Terms	52,591,625

Estimated Haircut (at 3%)	1,577,749
Estimated Forward Borrowings	51,013,876
Estimated Total Borrowings	$3,449,541,702

(1) Includes $507 Million floating rate repo obligations